                                                                      EXHIBIT 22

                              THE GILLETTE COMPANY

                           SUBSIDIARIES OF REGISTRANT

                                                                  ORGANIZED
                                                                    UNDER
                                                                   LAWS OF
NAME                                                              ---------
Gillette Argentina S.A. ....................................  Argentina
Gillette Australia Pty Ltd..................................  Australia
Duracell Batteries Limited..................................  United Kingdom
Duraname Corp. .............................................  Delaware
NV Duracell Batteries S.A...................................  Belgium
Duracell GmbH...............................................  Germany
Duracell SpA................................................  Italy
Gillette Beteiligungs -- GmbH...............................  Germany
  Its subsidiaries:
     Gillette Deutschland GmbH & Co. .......................  Germany
     Societe de Participations Financieres Gillette.........  France
       Its subsidiary:
          Waterman S.A. ....................................  France
Braun -- GmbH...............................................  Germany
       Its subsidiaries:
          Braun Electric Austria Gesellschaft mbH...........  Austria
          Braun Espanola, S.A. .............................  Spain
          Braun Finland Oy..................................  Finland
          Braun France S.A. ................................  France
          Braun Ireland Ltd. ...............................  Ireland
          Braun Italia S.r.l. ..............................  Italy
          Braun Japan K.K. .................................  Japan
          Braun de Mexico y Cia. de C.V. ...................  Mexico
          Braun Nederland B.V. .............................  Netherlands
          Braun (U.K.) Ltd. ................................  United Kingdom
Gillette do Brasil, Inc. ...................................  Delaware
       Its subsidiary:
          Gillette do Brazil Ltda. .........................  Brazil
Gillette Canada Inc. .......................................  Canada
  Its subsidiaries:
     Oral-B Laboratories Pty. Limited.......................  Australia
     Oral-B Laboratories GmbH...............................  Germany
     Oral-B Laboratorios, S.A. de C.V. .....................  Mexico
Gillette de Colombia S.A. ..................................  Colombia
Colton Gulf Coast, Inc. ....................................  Delaware
Colton North Central, Inc. .................................  Delaware
Gillette Czech Inc.                                           Delaware
  Gillette Eastern Europe, Inc..............................
Gillette Espanola, S.A. ....................................  Spain
Gillette Far East Trading Limited...........................  Hong Kong
Gillette Foreign Sales Corporation Limited..................  Jamaica
Gillette France S.A. .......................................  France
Gilfin B.V. ................................................  Netherlands
  Its subsidiary:
     Parkfin Limited........................................  United Kingdom
Compania Giva, S.A. ........................................  Delaware
Indian Shaving Products Limited.............................  India
Compania Interamericana Gillette, S.A. .....................  Panama
Gillette Egypt S.A.E. ......................................  Egypt
Gillette Pakistan Limited...................................  Pakistan
Inversiones Gilco (Chile) Limitada..........................  Chile
Gillette Group Italy S.p.A..................................  Italy
Gillette (Japan) Inc. ......................................  Delaware
Grupo Gillette S.A. de C.V. ................................  Mexico

                              THE GILLETTE COMPANY

                                                                  ORGANIZED
                                                                    UNDER
                                                                   LAWS OF
NAME                                                              ---------
  Its subsidiary:
     Gillette de Mexico S.A. de C.V. .......................  Mexico
Gillette del Peru, Inc. and Lima Manufacturing Company......  Delaware
  Partners in:
     Gillette del Peru, S.C. ...............................  Peru
Gillette (Philippines), Inc. ...............................  Philippines
Gillette Sanayi ve Ticaret A.S. ............................  Turkey
Gillette (Shanghai) Limited.................................  China
Shenmei Daily Use Products Limited Company..................  China
Gillette Trading Limited....................................  South Africa
Gillette Group South Africa (pty) Limited...................  South Africa
Gillette South Asia Inc. and Saratoga Investment, Inc.......  Delaware
  Their subsidiaries:
     Gillette India Private Limited.........................  India
     Luxor Writing Instruments Private Ltd..................  India
Gillette (Switzerland) AG...................................  Switzerland
Gillette Industries Plc.....................................  United Kingdom
  Its subsidiaries:
     Gillette U.K. Limited..................................  United Kingdom
     Parker Pen Holdings....................................  United Kingdom
Gillette Poland S.A. .......................................  Poland
Gillette Home Diagnostics, Inc..............................  Delaware
  Its subsidiary:
     Thermoscan Inc.........................................  Delaware
Gillette Oral Care, Inc.....................................  Delaware

     All of the voting securities of each subsidiary listed above are owned by its parent company or parent partners except that the percentage ownership in Indian Shaving Products Limited, Shenmei Daily Use Products Limited Company, Gillette (Shanghai) Limited, Gillette Pakistan Limited, Gillette Egypt S.A.E. and Luxor Pen Company is 58%, 50%, 70%, 76.80%, 92% and 50%, respectively.

     There are a number of additional subsidiaries in the United States and foreign countries which, considered in the aggregate, do not constitute a significant subsidiary.

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